                                  SCHEDULE 14C
                                 (RULE 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. _______)

CHECK THE APPROPRIATE BOX:

[X]  PRELIMINARY INFORMATION STATEMENT
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14c-5(d)(2))
[ ]  DEFINITIVE INFORMATION STATEMENT

                             INTERALLIED GROUP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.
[ ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14c-5(g) AND 0-11.

1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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3)  PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO
EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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5)  TOTAL FEE PAID:

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[ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

1)  AMOUNT PREVIOUSLY PAID:

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2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

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3)  FILING PARTY:

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4)  DATE FILED:

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


                             INTERALLIED GROUP, INC.
                             1101 N. CHESTNUT STREET
                       WINSTON-SALEM, NORTH CAROLINA 27101

                              INFORMATION STATEMENT

                                OCTOBER __, 2001

TO THE STOCKHOLDERS OF INTERALLIED GROUP, INC.

        This Information Statement (the "Information Statement") is being delivered by Interallied Group, Inc., a Nevada corporation (the "Company"). Notice is hereby given that we have obtained the written consent of a majority of our stockholders of record as of October 2, 2001, to the following actions:

        1. a change of domicile and reincorporation of the Company from the state of Nevada to the state of Delaware by merging (the "Reincorporation Merger") the Company with and into its wholly-owned subsidiary, Pilot Therapeutics Holdings, Inc., a Delaware corporation ("Pilot");

        2. the change of the Company's name to Pilot Therapeutics Holdings, Inc.; and

        3. the adoption of the 2001 Interallied Group, Inc. Stock Incentive Plan (the "Incentive Plan").

        On August 24, 2001, by unanimous written consent, the Board of Directors of the Company approved the Incentive Plan. On October 1, 2001, by unanimous written consent, the Board of Directors of the Company approved the terms of the Reincorporation Merger as described in an Agreement and Plan of Merger ("Plan of Merger"). The Incentive Plan and Plan of Merger have also been approved by stockholders of the Company holding a majority of voting shares of stock in the Company. Stockholder approval was obtained by written consent in lieu of a stockholders' meeting dated October 2, 2001 and signed by stockholders holding approximately 56% of the outstanding common stock of the Company ("Stockholder Action"). The Plan of Merger has also been approved by the Company as the sole stockholder of Pilot and by the director of Pilot, in unanimous written consents of the director and stockholder, each dated October 10, 2001. The Company is proposing that the Reincorporation Merger be consummated and the approval of the Incentive Plan be effective on or about November __, 2001. Upon consummation of the Reincorporation Merger, the Company stockholders will receive the same number of shares of common stock in Pilot that they currently hold in the Company.

        This Information Statement is being mailed on or about October __, 2001 to stockholders of record as of October 2, 2001. All necessary corporate approvals in connection with the items of business have been obtained. This Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Reincorporation Merger and the Incentive Plan in accordance with Section 78.320 of the Nevada Revised Statutes (the "NRS") and the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder, including particularly Regulation 14C. The costs of this Information Statement are being borne by the Company.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                         By the Order of the Board of Directors

                                         Dr. Floyd Chilton, III
                                         President, Chief Executive Officer
                                         and Chief Scientific Officer

                        MERGER OF THE COMPANY INTO PILOT

        The Board of Directors of the Company (the "Board") believes that it is in the best interests of the Company and its stockholders that the Company be reincorporated from the state of Nevada to the state of Delaware. The reincorporation will be accomplished by merging the Company with and into its wholly-owned subsidiary, Pilot. The terms and conditions of the Reincorporation Merger are set forth in the Plan of Merger to be entered into between the Company and Pilot, a copy of which is attached to this Information Statement as Exhibit A.

PURPOSE OF THE REINCORPORATION.

        The primary reason for the Board's approval of the Reincorporation Merger is to gain access to the well-developed case law interpreting Delaware corporate law. The Board believes the guidance of prior Delaware decisions will allow it to more effectively perform its duties. Although the provisions of Nevada law are similar in a number of respects to those of Delaware law, there is a certain lack of predictability under Nevada law resulting from the limited body of case law interpreting Nevada law. Delaware law and the court decisions construing it are widely regarded as the most extensive and well-defined body of corporate law in the United States.

        Delaware has an established policy of encouraging public companies to establish domicile in that state. Delaware has been a leader in adopting comprehensive, modern and flexible corporate laws, which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Delaware courts have therefore developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal issues.

        Despite the unanimous belief of the Board that the Reincorporation Merger is in the best interests of the Company and its stockholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. The Reincorporation Merger also may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt that is not approved by the Board but may be deemed by a majority of the stockholders to be in their best interests (because, for example, the possible takeover could cause stockholders to receive a substantial premium for their shares over their then current market value or over the stockholders' cost basis in such shares). As a result of such effects of the Reincorporation Merger, stockholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that the Reincorporation Merger will enable the Board to resist a takeover or a change in control of the Company, the Reincorporation Merger could make it more difficult to change the existing Board and management.

        The Board believes that the overall effect of the Reincorporation Merger will be to enhance the Board's ability to consider all appropriate courses of action with respect to significant transactions, along with more general corporate matters, for the benefit of all stockholders. Moreover, the Board believes that (i) the enhanced certainty with respect to the duties of directors could be an important factor in attracting and retaining quality persons to serve on the board of directors, and (ii) a Delaware domicile could result in the Company being more attractive to prospective investors.

MECHANICS OF THE REINCORPORATION.

        The Reincorporation Merger will be effected by merging the Company with and into Pilot. Pilot has been formed as a Delaware corporation solely for the purpose of the Reincorporation Merger and has no historical operations. The Reincorporation Merger will result in:

        1. the Company being governed by the General Corporation Law of Delaware;

        2. the Company's name being changed to "Pilot Therapeutics Holdings, Inc.;"

        3. your shares of common stock of the Company being converted into the right to receive one share of common stock of Pilot for each one share of common stock of the Company owned by you as of the effective date of the Reincorporation Merger;

        4. the persons serving presently as officers and directors of the Company to serve in the same respective capacities for Pilot after the Reincorporation Merger, and

        5. Pilot's Certificate of Incorporation authorizing the issuance of 50,000,000 shares of common stock, $0.001 par value per share.

        The Reincorporation Merger will not result in any change in the physical location, business, management, assets, liabilities, fiscal year or net worth of the Company. From and after the effective time of the Reincorporation Merger:
(i) Pilot will conduct business as presently conducted by the Company; (ii) the charter and bylaws of Pilot in effect immediately prior to the Reincorporation Merger will be the charter and bylaws of the surviving corporation; and (iii) the persons serving as directors and officers of the Company immediately prior to the Reincorporation Merger will become the directors and officers of Pilot.

        It is anticipated that following the Reincorporation Merger, Pilot will have its common stock listed on the Nasdaq OTC Bulletin Board. The Company's ticker symbol has previously been "ILRG.OB", and Pilot anticipates that this symbol will change after the Reincorporation Merger.

        The Merger may be abandoned by the Boards of Directors of the Company and Pilot at any time prior to the effective time of the Reincorporation Merger, notwithstanding the approval of the Reincorporation Merger by the Company's stockholders.


CONVERSION OF COMPANY COMMON STOCK; EXCHANGE OF STOCK CERTIFICATES.

        At the effective time of the Reincorporation Merger, the corporate existence of the Company will cease and each share of Company common stock issued and outstanding immediately prior to the Reincorporation Merger will be converted automatically into one share of Pilot common stock. Each option to purchase Company common stock outstanding immediately prior to the effective time of the Reincorporation Merger will become an option to


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


purchase Pilot common stock, subject to the same terms and conditions as set forth in the applicable option plan or other agreement pursuant to which such option was granted.

        It is anticipated that the Company's transfer agent will act as its exchange agent (the "Exchange Agent") to act for holders of common stock in implementing the exchange of their certificates.

        As soon as practicable after the effective date of the Reincorporation Merger, stockholders will be notified and requested to surrender their certificates representing shares of Company common stock to the Exchange Agent in exchange for certificates representing Pilot common stock. One share of Pilot common stock will be issued in exchange for each presently issued and outstanding share of common stock. Unless and until surrendered, each certificate representing Company common stock will be deemed to represent the same number of shares of Pilot.

        DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF COMPANY COMMON STOCK, UNTIL SUCH TIME AS SURRENDER OF THE COMPANY COMMON STOCK IS REQUIRED. DELIVERY OF COMPANY STOCK CERTIFICATES WILL CONSTITUTE DELIVERY FOR TRANSACTIONS IN SHARES OF PILOT COMMON STOCK AFTER THE EFFECTIVE DATE OF THE REINCORPORATION MERGER. FOLLOWING CONSUMMATION OF THE REINCORPORATION MERGER, POSITIONS IN SHARES OF THE COMPANY COMMON STOCK HELD WITH THE DEPOSITORY TRUST COMPANY WILL BE TRANSFERRED AUTOMATICALLY TO POSITIONS IN THE SAME NUMBER OF SHARES OF PILOT COMMON STOCK.

APPROVALS.

        A Certificate of Merger must be filed with the state of Delaware and Articles of Merger must be filed with the state of Nevada to effect the Reincorporation Merger. Except for these filings and certain filings with the Securities and Exchange Commission to recognize Pilot as a successor to the Company, no federal or state regulatory requirements apply and no governmental approvals are required in connection with the Reincorporation Merger.

ADDRESSES OF THE COMPANY AND PILOT.

        The mailing address for the Company will not change and following the Reincorporation Merger, the mailing address for Pilot will remain as: 1101 N. Chestnut Street, Winston-Salem, North Carolina 27101.

COMPARISON OF RIGHTS UNDER NEVADA AND DELAWARE LAW AND CHARTER AND BYLAWS OF THE COMPANY AND PILOT.

        Upon consummation of the Reincorporation Merger, stockholders of the Company, a Nevada corporation, will become stockholders of Pilot, a Delaware corporation, and the rights of such stockholders will be governed by applicable Delaware law, including the Delaware General Corporation Law (the "Delaware Law") and by the terms of the Pilot's Certificate of Incorporation (the "Pilot Charter"), a copy of which is attached hereto as Exhibit B and incorporated herein by this reference, and the Bylaws of Pilot, a copy of which is attached hereto as Exhibit C and incorporated herein by this reference (the "Pilot Bylaws"). The following discussion summarizes certain material differences, as of the date hereof, between the rights of stockholders of the Company under the Nevada Private Corporation Law (the "Nevada Law"), the Company's Articles of Incorporation, as amended (the "Company Charter") and the Bylaws of the Company (the "Company Bylaws"), and the rights of stockholders of Pilot under Delaware Law, the Pilot Charter, and the Pilot Bylaws. The provisions of the Pilot Certificate of Incorporation and Bylaws are similar to those of the Company's Articles of Incorporation and Bylaws, but there are certain important differences. Certain changes altering the rights of stockholders and power of management could be implemented in the future by amendment to the Certificate of Incorporation following stockholder approval, and certain of such changes could be implemented by amendment of the Bylaws of Pilot without stockholder approval. Approval by the stockholders of the Reincorporation Merger constitutes an approval of the inclusion in the Pilot Certificate of Incorporation and Bylaws of each of the provisions described below. The following summary does not purport to be a complete statement of the differences affecting stockholders' rights between Delaware Law and Nevada
Law, and is qualified in its entirety by reference to the provisions thereof.

        Authorized Capital Stock. Under the Company Charter, the Company currently has authority to issue 20,000,000 shares of common stock, par value $0.01 per share and 5,000,000 shares of preferred stock, par value $0.001. Under the Pilot Charter, Pilot currently has authority to issue 50,000,000 shares of common stock, par value $0.001 per share.

        Name of the Company. The Certificate of Incorporation of Pilot will provide that the name of the company will be Pilot Therapeutics Holdings, Inc.

        Classified Board of Directors. The Company's Articles of Incorporation and Bylaws provide that each of the Company's directors is elected to serve for a term of one year. Pilot's Certificate of Incorporation provides, however, that commencing with the 2002 annual meeting of stockholders (or at the effective time of a written consent in lieu thereof), the Board of Directors is to be divided into three classes which shall be as nearly equal in number as possible. The initial term of each class of directors shall expire at the annual meeting of stockholders to be held in the following years; Class I - 2003; Class II - 2004; and Class III - 2005. At each annual meeting of stockholders after the 2002 annual meeting of stockholders, the successors to the class of directors whose term shall then expire shall be identified as being of the same class of directors they succeed and shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders. When the number of directors is changed, any newly-created directorships or any decrease in directorships shall be so apportioned among the classes by the Board of Directors as to make all classes as nearly equal in number as possible; provided, however, that no decrease in the number of directors shall shorten or terminate the term of any incumbent director. Each director shall serve until his successor is elected and qualified.

        A classified Board of Directors could make it more difficult for stockholders, including those holding a majority of Pilot's outstanding stock, to force an immediate change in the composition of a majority of the Board of Directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified Board may be changed in one year. In the absence of the provisions of Pilot's Certificate of Incorporation classifying the Board, all of the directors would be elected each year. The provision for a staggered Board of Directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus, a staggered Board of Directors makes it more difficult for


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


stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

        Tender Offer And Business Combination Statutes. Delaware Law regulates certain business combinations with an "interested stockholder," defined as a stockholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, by providing that a corporation may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions, with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (i) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder", (ii) the stockholder, in a single transaction in which he became an "interested stockholder," acquires at least 85% of the voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (iii) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder."

        Nevada Law also restricts a "business combination" with "interested stockholders", unless certain conditions are met. Such restrictions apply only to corporations which have at least 200 stockholders of record. A "combination" includes (a) any merger with an "interested stockholder," or any other corporation which is or after the merger would be, an affiliate or associate of the interested stockholder, (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, to an "interested stockholder," having
(i) an aggregate market value equal to 5% or more of the aggregate market value of the corporation's assets; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or
(iii) representing 10% or more of the earning power or net income of the corporation, (c) any issuance or transfer of shares of the corporation or its subsidiaries, to the "interested stockholder," having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation, (d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by the "interested stockholder," (e) any: (i) reclassification of securities, including, without limitation, any splitting of shares, dividend distributed in shares, or any issuance of new shares in exchange for a proportionately greater number of old shares; (ii) recapitalization of the resident domestic corporation; (iii) merger or consolidation of the resident domestic corporation with any subsidiary of the resident domestic corporation; or (iv) any other transactions which would result in increasing the proportionate percentage of shares of the corporation owned by the "interested stockholder," or (f) the receipt of benefits, except proportionately as a stockholder, of any loans, advances or other financial benefits by an "interested stockholder." An "interested stockholder" is a person who, together with affiliates and associates, beneficially owns (or within the prior three years, did beneficially own) 10% or more of the corporation's voting stock. A corporation to which this statute applies may not engage in a "combination" within three years after the interested stockholder acquired its shares, unless the combination or the interested stockholder's acquisition of shares was approved by the board of directors before the interested stockholder acquired the shares. If this approval was not obtained, then after the three year period expires, the combination may be consummated if all applicable statutory requirements are met and either (a) (i) the board of directors of the corporation approves, prior to such person becoming an "interested stockholder", the combination or the purchase of shares by the "interested


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


stockholder" or (ii) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the "interested stockholder" at a meeting called no earlier than three years after the date the "interested stockholder" became such or (b) (i) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets certain minimum requirements set forth in the statutes and (ii) prior to the consummation of the "combination", except in limited circumstances, the "interested stockholder" will not have become the beneficial owner of additional voting shares of the corporation.

        Nevada Law also includes a "control share acquisition" statute which prohibits an acquiror, under certain circumstances, from voting shares of a target corporation's stock after crossing certain threshold ownership percentages, unless the acquiror obtains the approval of the target corporation's stockholders. The "control share acquisition" statute only applies to Nevada corporations with at least 200 stockholders, including at least 100 record stockholders who are Nevada residents, and which do business directly or indirectly in Nevada. Once an acquiror crosses certain ownership thresholds, shares which it acquired in the transaction taking it over the ownership threshold or within ninety days become "control shares" which are deprived of the right to vote until a majority of the disinterested stockholders restore that right. A special stockholders' meeting may be called at the request of the acquiror to consider the voting rights of the acquiror's shares no more than 50 days (unless the acquiror agrees to a later date) after the delivery by the acquiror to the corporation of an information statement which sets forth the range of voting power that the acquiror has acquired or proposes to acquire and certain other information concerning the acquiror and the proposed control share acquisition. If no such request for a stockholders' meeting is made, consideration of the voting rights of the acquiror's shares must be taken at the next special or annual stockholders' meeting. If the stockholders fail to restore voting rights to the acquiror or if the acquiror fails to timely deliver an information statement to the corporation, then the corporation may, if so provided in its charter or bylaws, call certain of the acquiror's shares for redemption. The Company's charter and bylaws do not currently permit it to call an acquiror's shares for redemption under these circumstances. The "control share acquisition" statute also provides that in the event the stockholders who do not vote in favor of restoring voting rights to the "control shares" may demand payment for the "fair value" of their shares.

        Stockholder Action by Written Consent. Under Delaware Law, unless otherwise provided in a corporation's certificate of incorporation, any action required to be taken at an annual or special meeting of the stockholders may be taken in the absence of a meeting, without prior notice and without a vote. Such action may be taken by the written consent of stockholders in lieu of a meeting setting forth the action so taken and signed by the holders of outstanding stock representing the number of shares necessary to take such action at a meeting at which all shares entitled to vote were present and voted. Prompt notice of the taking of a corporate action without a meeting by less than unanimous written consent must be given to those stockholders who have not consented in writing. Pilot has not prohibited the taking of stockholder actions by written consent in the Pilot Charter.

        Under Nevada Law, unless otherwise provided in a corporation's articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Prompt notice


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

of the taking of a corporate action without a meeting by less than unanimous written consent must be given to those stockholders who have not consented in writing. Neither the Company Charter nor the Company Bylaws prohibit action by written consent of stockholders.

        Special Meetings Of Stockholders. Under Delaware Law, special meetings of stockholders may be called by the board of directors or by such other person or persons as may be authorized to do so by the corporation's certificate of incorporation or bylaws. The Pilot Bylaws provide that a special meeting of the stockholders may be called by the Chairman of the Board and shall be called by the Secretary at the written request, or by resolution adopted by the affirmative vote, of a majority of the Board of Directors.

        Under Nevada Law, special meetings may be held in the manner provided by the bylaws of the corporation. The Company Bylaws provide that special meetings of the stockholders may be called by the board of directors or by the President and shall be called by the President or the Secretary at the written request of the holders of ten percent (10%) of the shares outstanding and entitled to vote thereat, or as otherwise required under the provisions of the Nevada Business Corporation Act.

        Notice Of Stockholder Proposals. The Pilot Bylaws contain a provision requiring that stockholders desiring to include a proposal on the agenda for a stockholder meeting must submit the proposal to the Company not less than 90 days prior to the anniversary date of the proxy statement for the preceding annual meeting of stockholders of the corporation. The Company Bylaws do not include similar provisions.

        Notice Of Stockholder Director Nominees. The Pilot Bylaws contain a provision requiring that no person shall be elected to the Board of Directors at an annual meeting of the stockholders, or at a special meeting called for that purpose, unless the stockholders desiring to nominate a Director for election submit the nomination to the Company: i) in the case of an annual meeting of stockholders that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 90 days prior to such anniversary date, or (ii) in the case of an annual meeting of stockholders that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not later than 45 days before Pilot begins to print and mail its Proxy material. The Company Bylaws do not include similar provisions.

        Directors. Under Nevada Law, a vote of two-thirds of the outstanding voting shares is required to remove a director. Because Pilot will have a staggered Board of Directors, Delaware Law provides that stockholders may remove directors only for cause.

        Under the Pilot Bylaws, the current number of Directors is one. It is anticipated that at the effective time of the Reincorporation Merger, the Pilot Bylaws will be amended to provide for seven directors, and the seven current directors of the Company will become directors of Pilot. Under the Company Bylaws, the Company Board of Directors consists of not less than three, unless all of the outstanding shares are owned beneficially and of record by less than three stockholders in which event the number of directors shall not be less than the number of stockholders permitted by statute. The current number of Company directors is seven with three vacancies.


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


        Under Delaware Law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the Board of Directors, vacancies on the Board of Directors will be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada Law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provides otherwise.

        Stockholder Vote for Mergers and Other Corporate Reorganizations. In general, both Delaware Law and Nevada Law require authorization by a majority of outstanding shares entitled to vote, as well as approval by the Board of Directors with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. There are limited circumstances under both Nevada Law and Delaware Law when stockholder approval would not be required to effectuate a merger or exchange of shares.

        Amendment of Charter. Delaware Law and Nevada Law permit a corporation to amend its charter in any respect provided the amendment contains only provisions that would be lawful in an original charter filed at the time of amendment. To amend a charter the Board of Directors must adopt a resolution presenting the proposed amendment. In addition, a majority of the shares entitled to vote, as well as a majority of shares by class of each class entitled to vote, must approve the amendment to make it effective.

        When the substantive rights of a class of shares will be affected by an amendment, the holders of those shares are entitled to vote as a class even if the shares are non-voting shares. When only one or more series in a class of shares, and not the entire class, will be adversely affected by an amendment, only the affected series may vote as a class. Under Delaware Law, the right to vote as a class may be limited in certain circumstances.

        Delaware Law provides that, in its resolution proposing an amendment, the Board of Directors may include a provision allowing the Board to abandon the amendment, without concurrence by stockholders, after the amendment has received stockholder approval but before its filing with the Secretary of State.

        Delaware Law provides that the power to amend the bylaws rests with the stockholders entitled to vote, although the charter may confer the power to amend the bylaws upon the Board of Directors. Delaware Law also provides that the fact that the charter confers such power upon the Board of Directors neither limits nor divests the stockholders of the power to amend the bylaws. The Pilot Charter authorizes the Board of Directors of Pilot to make and alter the Pilot Bylaws. Nevada Law and the Company Charter also allow the directors to make amendments to the Company Bylaws.

        Personal Liability Of Directors. Under Delaware Law, directors are jointly and severally liable to a corporation for violations of statutory provisions relating to the purchase or redemption of a corporation's own shares or the payment of dividends, for a period of six years from the date of such unlawful act. A director who was either absent or dissented from the taking of such action may exonerate himself from liability by causing his dissent to be entered in the corporation's minutes.

        Under Nevada Law, directors are jointly and severally liable to the corporation and its creditors at the time of the violation for a period of three years thereafter for violations of statutory provisions relating to any transfer of money or other property other than its own shares or the incurrence of indebtedness by a corporation to or for the benefit of its stockholders with respect to any of its shares, which may include a distribution in the form of a dividend or other redemption or acquisition of shares or a distribution of indebtedness. Under Nevada Law, absent directors are not liable as long as they did not vote for or assent to any of the illegal acts and, unlike Delaware Law, Nevada Law allows a director who was not present at a meeting which approved an illegal act to avoid liability by registering his dissent at a later time in a separate writing filed with the secretary of the meeting.

        Loans To Officers. Under Nevada Law, there is no specific restriction with respect to a loan or guaranty to or for the benefit of a corporation's officers or employees and those of its subsidiaries. However, such transactions may be void or voidable if the transaction at issue was not approved by disinterested directors or was not fair to the corporation at the time it is authorized or approved by the Board of Directors. Under Delaware Law, a corporation may make loans to, guarantee the obligations of, or otherwise assist, its officers or other employees and those of its subsidiaries when such action, in the judgment of the corporation's board of directors, may reasonably be expected to benefit the corporation.

        Indemnification and Limitation Of Liability. Delaware and Nevada have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents. For example, the laws of each state permit corporations to adopt a provision in the charter eliminating the liability of a director (and also an officer in the case of Nevada) to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty of care (and the fiduciary duty of loyalty as well in the case of Nevada). There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

        The Pilot Charter eliminates the liability of directors to the fullest extent permissible under Delaware Law. The Company Charter likewise eliminates the liability of directors and officers to the fullest extent permissible under Nevada Law. Under Nevada Law, such provision may not eliminate or limit director or officer liability for: (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of unlawful dividends or distributions. Under Delaware Law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

        The limitations of liability provisions permissible under Delaware Law and Nevada Law may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

        Nevada Law and Delaware Law require indemnification when the individual has successfully defended the action on the merits or otherwise. Nevada Law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by a majority vote of a quorum of the stockholders, that indemnification is proper in the circumstances. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware Law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

        Inspection of Stockholders' List. Nevada Law permits any person who has been a stockholder of record for at least six months, or any person holding (or authorized by persons holding) at least 5% of all outstanding shares, to inspect the stockholders list of a corporation for a purpose reasonably related to such person's interest as a stockholder. Delaware Law permits any stockholder to inspect a corporation's stockholders list for a purpose reasonably related to such person's interest as a stockholder and, during the ten days preceding a stockholders' meeting, for any purpose germane to that meeting.

        Payment of Dividends. Nevada Law permits the payment of cash dividends if, after the dividends have been paid, the corporation is able to pay its debts as they become due in the usual course of business (equity test for insolvency), and the corporation's total assets are not less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the dividend payment, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the dividend (balance sheet test for insolvency). In addition, Nevada Law generally provides that a corporation may redeem or repurchase its shares only if the same equity and balance sheet tests for insolvency are satisfied.

        Delaware Law permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current and preceding fiscal years (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Surplus is the excess, if any, of the stockholders' equity over stated capital of a corporation. In addition, Delaware Law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the Board of Directors, without regard to their historical book value.

VOTE REQUIRED - ADOPTION OF PLAN OF MERGER.

        On the date of the Stockholder Action, the outstanding voting securities of the Company were 9,768,951 shares of Company common stock, par value $0.01 per share. Each share of Company common stock held of record counted as one vote. A majority, or 4,884,476 votes were required to adopt the Plan of Merger. 5,483,594 votes, representing approximately 56% of the issued and outstanding Company common stock, signed the consent of stockholders approving the Reincorporation Merger.

RIGHTS OF DISSENTING STOCKHOLDERS.

        Any Company stockholder is entitled to be paid the fair value of its shares in accordance with Section 92A.300 to 92A.500 of the Nevada Revised Statutes ("NRS") if the stockholder dissents to the Reincorporation Merger. A brief summary of the provisions of NRS Sections 92A.300 to 92A.500 is set forth below and the complete text of said Sections is set forth in Exhibit D.

        Because the Reincorporation Merger will be approved by the required vote of the Company's stockholders effective twenty days from the mailing of this Information Statement, each holder of shares of the Company Common Stock who asserts dissenters' rights and who follows the procedures set forth in Chapter 92A of NRS, will be entitled to have his or her shares of the Company Common Stock purchased by Pilot for cash at their fair market value. The fair market value of shares of the Company Common Stock will be determined as of the day before the first announcement of the terms of the Reincorporation Merger, excluding any appreciation or depreciation in consequence of the Reincorporation Merger.

        A holder who wishes to exercise dissenters' rights must:

        1. deliver to the Company written demand for payment of fair value for his shares of Company Common Stock (see Form of "Dissenter's Demand for Payment" attached hereto as Exhibit E);

        2. have acquired beneficial ownership of the shares prior to October 12, 2001, the date that the Reincorporation Merger was first announced publicly; and

        3.  deposit his or her stock certificates with the Company at 1101
            N. Chestnut Street, Winston-Salem, North Carolina 27101, attention: Corporate Secretary

        The written demand must be received by the Company, ON OR BEFORE 10:00 A.M. EASTERN DAYLIGHT TIME ON __________ __, 2001 [BETWEEN 30 AND 60 DAYS OF THE DATE THE INFORMATION STATEMENT IS FIRST MAILED]. Any stockholder who does not follow the foregoing is not entitled to payment for his or her shares under NRS.

        Within 30 days after receipt of a demand for payment, Pilot shall pay each dissenter who complied with the requirements set forth in the Dissenter's Notice the amount it estimates to be the fair value of the stockholder's shares, plus accrued interest (computed from the effective date of the action until the date of payment). Payment must be accompanied by the Company's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any, along with a statement of the Company's estimate of the fair value of the shares, an explanation how the interest was calculated, a statement of the dissenter's rights to demand payment under NRS Section 92A.480 and a copy of NRS Sections 92A.300 through 92A.500.

        Pursuant to NRS Section 92A.470, the Company may withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set in the dissenter's notice. If the Company withholds payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The offer shall contain a statement of its estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights pursuant to NRS Section 92A.480.

        A dissenter may notify the Company in writing of his estimate of the fair value of the shares and the amount of interest due and demand payment of his estimate, less any payment made pursuant to NRS Section 92A.460, or reject the offer made pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due. A dissenter waives his right to demand payment unless he makes his demand in writing within 30 days after the Company has made or offered payment for his shares.

        If any demand for payment remains unsettled, the Company shall commence a proceeding within 60 days of the dissenter's demand with the district court in the County of Carson City, State of Nevada (location of registered office), petitioning the court to determine the fair value of the shares and accrued interest. All dissenters whose demands remain unsettled, whether or not residents of Nevada, shall be made parties to the court action and shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. If the Company does not so petition the court within this 60-day period, it shall pay all unsettled demands. Each dissenter who is party to the proceeding is entitled to a judgment
(a) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the Company; or (b) for the fair value, plus accrued interest, of his after-acquired shares for which the Company elected to withhold payment pursuant to NRS Section 92A.470. The court shall assess costs pursuant to NRS Section 92A.500.

        The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of the Company Common Stock. NRS establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections, the full text of which is set out in Exhibit D to this Information Statement and consult his or her legal advisor.

        THE COMPANY HAS RESERVED THE RIGHT TO ABANDON THE REINCORPORATION MERGER IF IT DECIDES THAT THE NUMBER OF STOCKHOLDERS EXERCISING DISSENTERS' RIGHTS EXCEEDS AN AMOUNT IT DEEMS ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

        Communications with respect to dissenters' rights should be addressed to the Company at 1101 N. Chestnut Street, Winston-Salem, North Carolina 27101, attention: Corporate Secretary, with a copy to Edmond P. Murphy, Esq. at Hunton & Williams, 200 Park Avenue, 43rd floor, New York, New York 10166.

        Upon filing a demand for payment a dissenting stockholder will cease to have any of the rights of a stockholder except the right to be paid the fair value of his Company Stock pursuant to the NRS. Stockholders holding shares not represented by certificates will not be permitted to transfer their shares after a demand for payment is filed. If a stockholder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Reincorporation Merger by the Company or otherwise, he will not have the right to receive a cash payment for his Company Stock and will be reinstated to all of his rights as a stockholder as they existed at the time of the filing of his demand.

        THE PROVISIONS OF NRS SECTIONS 92A.300 TO 92A.500 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY STOCKHOLDER WHO DESIRES TO EXERCISE RIGHTS TO DISSENT CONSULT LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER.

        The Company and Pilot intend and believe that, for federal income tax purposes (i) the Reincorporation Merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended,
(ii) no gain or loss will be recognized by Company stockholders upon the exchange of Company common stock for Pilot common stock in the Reincorporation Merger, (iii) a stockholder's aggregate tax basis in Pilot common stock after the Reincorporation Merger will be the same as such holder's aggregate tax basis in the shares of the Company common stock immediately prior to the Reincorporation Merger and (iv) no gain or loss will be recognized by the Company or Pilot as a consequence of the Reincorporation Merger. Neither the Company nor Pilot has requested or intends to request a ruling from the Internal Revenue Service or an opinion of counsel regarding any tax consequences of the Reincorporation Merger.

        THE DISCUSSION SET FORTH ABOVE CONCERNING CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION MERGER IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. ALL STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO ANY FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM WHICH COULD RESULT FROM THE REINCORPORATION MERGER.

                2001 INTERALLIED GROUP, INC. STOCK INCENTIVE PLAN

GENERAL.

        On August 24, 2001, the Board of Directors adopted the 2001 Interallied Group, Inc. Stock Incentive Plan (the "Incentive Plan"), subject to approval of the Company's stockholders. On October 2, 2001, stockholders of the Company holding in excess of a majority of voting shares of stock in the Company also approved the Incentive Plan. The Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock grants, other stock-based awards and performance awards to employees, officers, consultants, independent contractors and Directors providing services to the Company and its subsidiaries.

        The following summary of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached to this Information Statement as Exhibit F.

SUMMARY OF THE INCENTIVE PLAN.

Purpose

        The purpose of the Incentive Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee Directors capable of contributing to the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an additional opportunity to acquire a proprietary interest in the Company.

Administration

        The Compensation Committee has been designated by the Board of Directors to administer the Incentive Plan. The Compensation Committee will have full power and authority to determine when and to whom awards will be granted and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Incentive Plan. The Compensation Committee will have full authority to interpret the Incentive Plan and establish rules and regulations for the administration of the Incentive Plan. The Compensation Committee may delegate to one or more Directors or a committee of Directors, or the Board of Directors may exercise, the Compensation Committee's powers and duties under the Incentive Plan.

Eligibility

        Any employee, officer, consultant, independent contractor or Director providing services to the Company and its subsidiaries will be eligible to be selected by the Compensation Committee to receive an award under the Incentive Plan. As of October 10, 2001, there were approximately 18 persons (not including consultants and contractors) who were eligible as a class to be selected by the Compensation Committee to receive an award under the Incentive Plan.

Number of Shares

        The Incentive Plan provides for the issuance of up to 1,200,000 Common Shares, subject to adjustment in the event of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company or other similar changes in the corporate structure or stock of the Company. Common Shares subject to awards under the Incentive Plan which are not used or are forfeited because the terms and conditions of the awards are not met, or because the award terminates without delivery of any shares, may again be used for awards under the Incentive Plan. Common Shares used by a participant as full or partial payment to the Company of the purchase price relating to an award, or in connection with the satisfaction of tax obligations relating to an award will also be available for awards under the Incentive Plan. The Common Shares issued under the Incentive Plan may be authorized but unissued shares or shares acquired on the open market or otherwise.

        No participant may be granted stock options and any other award, the value of which is based solely on an increase in the price of the Common Shares, relating to more than 100,000 shares in the aggregate in any calendar year.

TYPES OF AWARDS AND CERTAIN TERMS AND CONDITIONS.

        The types of awards that may be granted under the Incentive Plan are stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, other stock grants, other stock based awards and any combination thereof. The Incentive Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. The Compensation Committee may not amend or discontinue any outstanding award without the consent of the holder of the award if such action would adversely affect the rights of the holder. Except as provided by the Incentive Plan, awards will not be transferable other than by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom such award is granted. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by law. Generally, the consideration to be received by the Company for the grant of awards under the Incentive Plan will be the participant's past, present or expected future contributions to the Company.

Stock Options

        Incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code ("Incentive Stock Options") and non-qualified options may be granted under the Incentive Plan. The Compensation Committee will determine the exercise price of any stock option granted under the Incentive Plan, but in no event will the exercise price be less than 100% of the fair market value of the Common Shares on the date of grant. Stock options will be exercisable at such times as the Compensation Committee determines. Stock options may be exercised in whole or in part by payment in full of the exercise price in cash or such other form of consideration as the Compensation Committee may specify, including delivery of Common Shares having a fair market value on the date of exercise equal to the exercise price. The Compensation Committee may grant reload options when a participant pays the exercise price or tax withholding upon exercise of an option by using Common Shares. The reload option will entitle the participant to acquire Common Shares equal to the number of Common Shares surrendered or withheld.

Stock Appreciation Rights

        The Compensation Committee may grant stock appreciation rights exercisable at such times and subject to such conditions or restrictions as the Compensation Committee may determine. Upon exercise of a stock appreciation right by a holder, the holder is entitled to receive the excess of the fair market value of one Common share on the date of exercise over the fair market value of one Common Share on the date of grant. The payment may be made in cash or Common Shares, or other form of payment, as determined by the Compensation Committee. The grant price for Stock Appreciation Rights will be not less than the fair market value of the Common Shares on the date of grant.

Restricted Stock and Restricted Stock Units

        The Compensation Committee may grant shares of restricted stock and restricted stock units subject to such restrictions and terms and conditions as the Compensation Committee may impose. Shares of restricted stock granted under the Incentive Plan will be evidenced by stock certificates, which will be held by the Company, and the Compensation Committee may, in its discretion, grant voting and dividend rights with respect to such shares. No shares of stock will be issued at the time of award of restricted stock units. A restricted stock unit will have a value equal to the fair market value of one Common Share and may include, if so determined by the Compensation Committee, the value of any dividends or other rights or property received by stockholders after the date of grant of the restricted stock unit. The Compensation Committee has the right to waive any vesting requirements or to accelerate the vesting of restricted stock or restricted stock units.

Performance Awards

        A performance award will entitled the holder to receive payments upon the achievement of specified performance goals. The Compensation Committee will determine the terms and conditions of a performance award, including the performance goals to be achieved during the performance period, the length of the performance period and the amount and form of payment of the performance award. A performance award may be denominated or payable in cash, Common Shares or other securities, or other awards or property.

Other Stock Grants

        The Compensation Committee may otherwise grant Common Shares as are deemed by the Compensation Committee to be consistent with the purpose of the Incentive Plan. The Compensation Committee will determine the terms and conditions of such other stock grant.

Other Stock-Based Awards

        The Compensation Committee may grant other awards denominated or payable in, valued by reference to, or otherwise based on or related to Common Shares as are deemed by the Compensation Committee to be consistent with the purpose of the Incentive Plan. The Compensation Committee will determine the terms and conditions of such other stock-based award, including the consideration to be paid for Common Shares or other securities delivered pursuant to a purchase right granted under such award. The value of such consideration shall not be less than 100% of the fair market value of such shares or other securities as of the date such purchase right is granted.

Change in Control Provisions

        The Incentive Plan provides that in the event of a "Change in Control" (as defined in the Incentive Plan), all stock options and stock appreciation rights will become immediately exercisable, the restrictions applicable to outstanding restricted stock and restricted stock units, other stock grants and other stock-based awards will lapse and become exercisable, and unless otherwise determined by the Compensation Committee, the value of outstanding stock options, stock appreciation rights, restricted stock, restricted stock units, other stock grants and other stock-based awards will be cashed out on the basis of the highest price paid (or offered) during the preceding 60-day period. In addition, outstanding performance awards will be vested and paid out on a prorated basis.

DURATION, TERMINATION AND AMENDMENT.

        The Incentive Plan, became effective as of August 24, 2001. Unless earlier discontinued or terminated by the Board of Directors, no awards may be granted under the Incentive Plan after August 23, 2011. The Incentive Plan permits the Board of Directors to amend, alter, suspend, discontinue or terminate the Incentive Plan at any time, except that prior stockholder approval will be required for any amendment to the Incentive Plan that requires stockholder approval under the rules or regulations of the Nasdaq Stock Market, Inc. or any securities exchange that are applicable to the Company or that would cause the Company to be unable, under the Internal Revenue Code, to grant Incentive Stock Options under the Incentive Plan, or that would decrease the grant or exercise price of any option, stock appreciation right, other stock grant or other stock-based award to less than fair market value on the date of grant.

FEDERAL TAX CONSEQUENCES.

        The following is a summary of the principal federal income tax consequences generally applicable to awards under the Incentive Plan.

Stock Options and Stock Appreciation Rights

        The grant of an option or stock appreciation right will not result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will recognize taxable income for ordinary income tax purposes upon exercising the Incentive Stock Option; however, the amount by which the fair market value of the Common Shares on the exercise date exceeds the exercise price is an adjustment in computing the participant's alternative minimum tax in the year of exercise. The Company will not be entitled to a tax deduction when an Incentive Stock Option is exercised.

        Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the Common Shares acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. Upon exercising a stock appreciation right, the amount of any cash received and the fair market value on the exercise date of any Common Shares received are taxable to the recipient as ordinary income and deductible by the Company.

        The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Stock Option or by exercising a non-qualified stock option or stock appreciation right. Generally, there will be no tax consequence to the Company in connection with disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of a "qualifying disposition" of Common Shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Internal Revenue Code have been satisfied.

Other Awards

        With respect to other awards granted under the Incentive Plan that are payable either in cash or Common Shares that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the Common Shares received (determined as of the date of such receipt) over (b) the amount (if any) paid for such Common Shares by the holder of the award, and the Company will be entitled at that time to a deduction for the same amount. With respect to an award that is payable in Common Shares that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Internal Revenue Code, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the Common Shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for such Common Shares by the holder, and the Company will be entitled at that time to a tax deduction for the same amount.

SATISFACTION OF TAX OBLIGATIONS.

        Under the Incentive Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to surrender Common Shares (either shares received upon the receipt of exercise of the award or shares previously owned by the participant) to the Company to satisfy federal and state tax obligations. In addition, the Compensation Committee may grant, subject to its discretion, a cash bonus to a participant in order to provide funds to pay all or a portion of federal and state taxes due as a result of the exercise or receipt of (or lapse of restrictions relating to) an award. The amount of any such bonus will be taxable to the participant as ordinary income, and the Company will have a corresponding deduction equal to such amount (subject to the usual rules concerning reasonable compensation).

Section 162(m) Requirements

        Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by the Company paid to certain of its executives. The limit, however, does not apply to "qualified performance-based compensation". The Company believes that awards of stock options, stock appreciation rights and certain other "performance-based compensation" awards under the Incentive Plan will qualify for the performance-based exception to the deductibility limit.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of October 10, 2001, by (i) each person (or group of affiliated persons) who is known by the Company to beneficially own more that 5% of the outstanding shares of its common stock,
(ii) each director and executive officer of the Company, and (iii) all executive officers and directors of the Company as a group. As of October 10, 2001, there were 9,768,951 shares of Company common stock outstanding.

                                                           AMOUNT OF
                                                           BENEFICIAL                FORM OF               PERCENT
                                                           OWNERSHIP                 OWNERSHIP              OWNED
                                                           ---------                 ---------              -----
NON-MANAGEMENT BENEFICIAL
OWNERS OF GREATER THAN 5%
-------------------------


Centennial Venture Partners, LLC                            1,554,346                 Direct                15.91%
920 Main Campus Drive
Suite 400
Raleigh, NC 27606

Wake Forest University                                      1,125,000                 Direct                11.52%
Office of Technology Asset Management
Wake Forest School of Medicine
Medical Center Boulevard
Winston-Salem, NC 27517

Academy Venture Fund, LLC                                    916,748                  Direct                 9.38%
11540 North Community House Road
Suite 150
Charlotte, North Carolina 28277


DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------

Dr. Floyd H. Chilton, III                                 1,955,333 (1)                (1)                  20.00%
c/o Pilot Therapeutics, Inc.
Albert Hall
101 North Chestnut Street
Winston-Salem, NC 27101

Jim Ford                                                        0                      N/A                     *
6225 Wakefalls Drive
Wake Forest, NC 27587

Gene Hintze                                                  14,080                Options (2)                 *
6 Hartridge Court
Greensboro, NC 27407

Beth Fordham-Meier                                           159,848               Options (2)                 *
1819 Springfield Farm Court
Clemmons, NC 27012

Dr. Marc E. Surrette                                         84,386                Options (2)                 *
2344 Westover Avenue
Winston-Salem, NC 27103

Glenn J. Kline                                            2,471,094 (3)              Indirect                 (3)
c/o Centennial Venture Partners, LLC
920 Main Campus Drive
Suite 400
Raleigh, NC 27606

James W. Johnston                                            67,292                   Direct                .6889%
c/o Stonemarker Enterprises, Inc.
380 Knollwood Street
Suite 570
Winston-Salem, NC 27103

Santo J. Costa                                               21,829                Options (2)                 *
108 Martinique Place
Cary, NC 27511

Sara Brooks Strassle                                         253,378                  Direct                 2.59%
803 Holt Drive
Raleigh, NC 27608

Sara Brooks Strassle                                         24,364                Options (2)                 *
803 Holt Drive
Raleigh, NC 27608

Bradley J. Undem                                             28,244                Options (2)                 *
c/o Johns Hopkins University School of Medicine
Bayview Medical Center
Department of Medicine JHAAC 3A.44
3400 North Charles Street
Baltimore, MD 21218

Margaret Urquhart                                             2,750                Options (2)                 *
851 West Fourth Street #19
Winston-Salem, NC 27101


All directors and executive officers as a group             5,082,598                                       52.03%

* Less than 1%.

(1) Includes 1,527,500 shares that Dr. Chilton owns directly, 422,500 shares that Dr. Chilton may be deemed to indirectly beneficially own as a result of family holdings, and 5,333 shares that Dr. Chilton has the right to acquire within 60 days pursuant to the exercise of certain options.

(2) These options are beneficially owned by the reporting person and are exercisable within 60 days.

(3) The reporting person is the Senior Managing Director of Centennial Venture Partners, LLC and Academy Venture Fund, LLC which own the reported securities. The reporting person disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein.

                                CHANGE IN CONTROL

        On August 24, 2001, pursuant to a Stock Exchange Agreement (the "Agreement"), dated as of August 1, 2001, among Dr. Floyd H. Chilton III, Susan
A. Chilton, Ruby J. Chilton, Joshua Andrew Chilton Asset Management Trust, Sarah Mae Chilton Asset Management Trust, Shane Paul Chilton Asset Management Trust, Candice Marie Chilton Asset Management Trust, J. Phillips L. Johnston, James W. Johnston, Dr. Kenneth M. Tramposch, Wake Forest University, Johns Hopkins University, Board of Trustees of The Endowment Fund of North Carolina State University, Centennial Venture Partners, LLC, First Flight Venture Fund, LLC, Academy Venture Fund, LLC, Charles McCall, Marcia McCall, Robert Sherertz, Elizabeth Sherertz, Timothy Childress, Jamie Childress, Robert Huffman, Toney Jennings, JK Ventures, Inc., Sara Brooks Strassle, William P. Few, Morris L. Crafton, Fletcher Steele, Russell E. Armistead, William Barham, Larry Carroll, Timothy Davis, Kelly Davis, Charles L. Davis, Judy C. Davis, Gerald T. Finley, Sheryl Finley, Marvin Gentry, Richard D. Hancock, Nancy R. Hancock, L. Joe Inman, Randall S. Keith, Virginia W. Keith, Jerry L. Millsaps, Cherise B. Millsaps, Jeff Needham, Britta Needham, Thomas J. Pulliam, Timothy J. Scott, Sandra Scott, S. Leroy Smith, W. David White, Glenda B. White, Rick Deckelbaum, Graham Bennett, Richard Ennis, Horace W. Stimson, JoAnn Greyer-Stimson, and C. Alex Kemp, as custodian for C. Alexander Kemp, II under the Georgia Transfers to Minors Act (collectively, the "PNC Stockholders") and the Company, the PNC Stockholders acquired from the Company an aggregate 7,905,414 shares of Common Stock, par value $0.01, of the Company in exchange for an aggregate 3,952,707 shares of the common stock, $0.001 par value per share, of Pilot Therapeutics, Inc., a North Carolina corporation ("Pilot NC"), constituting all of the outstanding shares of Pilot NC capital stock (the "Transaction"). Upon the closing of the Transaction, the PNC Stockholders owned approximately 81% of the voting stock of the Company.

                       COMPENSATION OF EXECUTIVE OFFICERS

        No compensation has been awarded to, earned by or paid to the Company's chief executive officer or any other executive officer at any time during the fiscal year ended December 31, 2000.

                                  MISCELLANEOUS

        The Company requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company Common Stock and the Company will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from the Company's transfer agent, Jersey Transfer Trust Company, 201 Bloomfield Avenue, Veronia, New Jersey 07044.



                                          BY THE ORDER OF THE BOARD OF DIRECTORS

Date:  October __, 2001                   Beth Fordham-Meier
                                          Secretary

                                  EXHIBIT LIST


Exhibit A       Agreement and Plan of Merger between Interallied Group, Inc., a
                Nevada corporation, and Pilot Therapeutics Holdings, Inc., a
                Delaware corporation

Exhibit B       Certificate of Incorporation of Pilot Therapeutics Holdings,
                Inc., a Delaware corporation

Exhibit C       Bylaws of Pilot Therapeutics Holdings, Inc., a Delaware
                corporation

Exhibit D       Sections 92A.300 - 92A.500 of Nevada Revised Statutes

Exhibit E       Dissenter's Demand for Payment

Exhibit F       2001 Interallied Group, Inc. Stock Incentive Plan

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER


                       PILOT THERAPEUTICS HOLDINGS, INC.,
                             A DELAWARE CORPORATION,
                                       AND
                            INTERALLIED GROUP, INC.,
                              A NEVADA CORPORATION


        THIS AGREEMENT AND PLAN OF MERGER, dated as of October 10, 2001 (the "Agreement"), is entered into by and between PILOT THERAPEUTICS HOLDINGS, INC., a Delaware corporation ("Pilot") with its principal address at 1101 North Chestnut Street, Winston-Salem, North Carolina 27101, and INTERALLIED GROUP, INC., a Nevada corporation ("ILRG") with its principal address at 1101 North Chestnut Street, Winston-Salem, North Carolina 27101. Pilot and ILRG are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

        A. Pilot is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 50,000,000 shares, $0.001 par value, of common stock. As of October 10, 2001, 10 shares of Pilot common stock were issued and outstanding, all of which are held by ILRG.

        B. ILRG is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of 20,000,000 shares, $0.01 par value, of common stock and 5,000,000 shares, $0.001 par value of preferred stock. As of October 10, 2001, 9,768,951 shares of ILRG common stock were issued and outstanding and no shares of preferred stock were issued and outstanding.

        C. The Board of Directors of ILRG has determined that, for the purpose of effecting the reincorporation of ILRG in the State of Delaware, it is advisable and in the best interests of ILRG and its stockholders that ILRG merge with and into Pilot upon the terms and conditions herein provided.

        NOW, THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants set forth herein, Pilot and ILRG hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   ARTICLE I
                                     MERGER

        1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Nevada Private Corporation Law, ILRG shall be merged with and into Pilot (the "Reincorporation Merger"), the separate existence of ILRG shall cease and Pilot shall survive the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware, and Pilot shall be, and is herein sometimes referred to as, the "Surviving

Corporation," and the name of the Surviving Corporation shall be "Pilot Therapeutics Holdings, Inc."

        1.2 Filing and Effectiveness. Consummation of the Reincorporation Merger shall be subject to the completion of the following actions:

                (a) This Agreement and the Reincorporation Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Nevada Private Corporation Law;

                (b) All of the conditions precedent to the consummation of the Reincorporation Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to the satisfaction thereof;

                (c) The Board of Directors of ILRG shall not have determined that the number of shares of ILRG common stock the holders of which have validly exercised dissenters' rights pursuant to the Nevada Private Corporation Law in connection with the Reincorporation Merger is excessive, in the sole and absolute discretion of the Board of Directors of ILRG;

                (d) Any required notice or waiting period before the Reincorporation Merger may be consummated, pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and all regulations promulgated thereunder, shall have expired;

                (e) An executed Certificate of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

                (f) Executed Articles of Merger or an executed counterpart of this Agreement meeting the requirements of the Nevada Private Corporation Law shall have been filed with the Secretary of State of the State of Nevada.

                The date and time when the Reincorporation Merger shall become effective in accordance with the Delaware General Corporation Law and the Nevada Private Corporation Law is herein called the "Effective Date of the Merger."

        1.3 Effect of the Reincorporation Merger. Upon the Effective Date of the Merger, the separate existence of ILRG shall cease and Pilot, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and ILRG's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of ILRG in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of ILRG in the same manner as if Pilot had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Nevada Private Corporation Law.

                                   ARTICLE II
                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

        2.1 Certificate of Incorporation. The Certificate of Incorporation of Pilot as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.2 Bylaws. The Bylaws of Pilot as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.3 Directors and Officers. The directors and officers of ILRG immediately prior to the Effective Date of the Merger shall become the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or by the Certificate of Incorporation or the Bylaws of the Surviving Corporation.

                                  ARTICLE III
                          MANNER OF CONVERSION OF STOCK

        3.1 ILRG Common Stock. Upon the Effective Date of the Merger, each share of ILRG common stock, $0.01 par value, issued and outstanding immediately prior thereto shall, by virtue of the Reincorporation Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into one fully paid and nonassessable share of common stock, $0.001 par value, of the Surviving Corporation. There are no outstanding shares of preferred stock of ILRG, par value $0.001 per share.

        3.2     ILRG Options and Other Outstanding Stock-Based Grants.

                (a) Upon the Effective Date of the Merger, each outstanding and unexercised option or other right to purchase or security convertible into ILRG common stock shall become an option or right to purchase or a security convertible into Pilot common stock on the basis of one share of Pilot common stock for each share of ILRG common stock issuable pursuant to such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such ILRG option, stock purchase right or convertible security on the Effective Date of the Merger. There are no options or stock purchase rights for or securities convertible into the preferred stock of ILRG, par value $0.001 per share.

                (b) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue ILRG's Stock Option Plan (as frozen) and 2001 Stock Incentive Plan and shall reserve a number of shares of Pilot common stock for issuance under those plans equal to the number of shares of ILRG common stock so reserved immediately prior to the Effective Date of the Merger. The execution of this Agreement shall constitute an amendment to those plans to reflect the Surviving Corporation as the corporation referenced in such employee benefit plans notwithstanding the actual references therein to ILRG.

                (c) A number of shares of Pilot common stock also shall be reserved for issuance upon the exercise of any other options, stock purchase rights and convertible securities equal to the number of shares of ILRG common stock so reserved immediately prior to the Effective Date of the Merger.

        3.3 ILRG Benefit Plans. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue all employee benefit plans of ILRG. The execution of this Agreement shall constitute an amendment to each of the employee benefit plans to reflect the Surviving Corporation as the corporation referenced in such employee benefit plans notwithstanding the actual references therein to ILRG.

        3.4 Pilot Common Stock. Upon the Effective Date of the Merger, each share of common stock, $0.01 par value, of Pilot issued and outstanding immediately prior thereto shall, by virtue of the Reincorporation Merger and without any action by Pilot, the holder of such shares or any other person, be canceled without payment of consideration and returned to the status of authorized but unissued shares.

        3.5 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of ILRG common stock shall surrender the same for cancellation to an exchange agent, whose name will be delivered to such holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's common stock into which such holders' shares of ILRG common stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of ILRG common stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's common stock into which such shares of ILRG common stock were converted in the Reincorporation Merger. The registered owner on the books and records of ILRG or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such outstanding certificate as provided above. Each certificate representing common stock of the Surviving Corporation so issued in the Reincorporation Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of ILRG so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws. If any certificate for shares of the Surviving Corporation common stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Surviving Corporation or the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

        4.1 Representations and Warranties of ILRG. ILRG hereby represents and warrants that it:

                (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                (b) is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                (c) is not in violation of any provisions of its articles of incorporation or bylaws; and

                (d) has full corporate power and authority to execute and deliver this Agreement and consummate the Reincorporation Merger and the other transactions contemplated by this Agreement.

        4.2 Representations and Warranties of Pilot. Pilot hereby represents and warrants that it:

                (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                (b) is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                (c) is not in violation of any provisions of its certificate of incorporation or bylaws; and

                (d) has full corporate power and authority to execute and deliver this Agreement and consummate the Reincorporation Merger and the other transactions contemplated by this Agreement.

                                   ARTICLE V
                                TAX CONSEQUENCES

        It is the intent of the Constituent Corporations that (i) the Reincorporation Merger will constitute a "reorganization" within the meaning of each of sections 368(a)(1)(A) and 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) this Agreement will constitute a "plan of reorganization" for purposes of sections 354 and 368 of the Code. The Constituent Corporations shall treat and report the transactions consistently with this intention for all purposes; provided, however, that the Constituent Corporations intend that ILRG and its counsel, and Pilot and its counsel, shall have no liability to the stockholders of either of the Constituent Corporations if, for any reason, the Reincorporation Merger does not constitute a reorganization within the meaning of sections 368(a)(1)(A) or 368(a)(1)(F) of the Code.

                                   ARTICLE VI
                                     GENERAL

        6.1 Entire Agreement; Modification. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are no other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supercedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

        6.2 Further Assurances. From time to time, as and when required by Pilot or by its successors or assigns, there shall be executed and delivered on behalf of ILRG such deeds and other instruments, and there shall be taken or caused to be taken by Pilot and ILRG such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Pilot the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of ILRG and otherwise to carry out the purposes of this Agreement, and the officers and directors of Pilot are fully authorized in the name and on behalf of ILRG or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

        6.3 Covenants of Pilot. Pilot covenants and agrees that it will, on or before the Effective Date of the Merger take such other actions as may be required by Delaware law or Nevada law to accomplish the Reincorporation Merger, including appointing an agent for service of process in the State of Nevada if and to the extent required under provisions of Nevada law.

        6.4 Abandonment. At any time before the filing a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Secretary of State of the State of Nevada, this Agreement may be terminated and the Reincorporation Merger may be abandoned for any reason whatsoever, including without limitation pursuant to Section 1.2(c), by the Board of Directors of either ILRG or Pilot, or both, notwithstanding the approval of this Agreement by the stockholders of ILRG or by the sole stockholder of Pilot, or by both.

        6.5 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of Articles of Merger and a Certificate of Merger with the Secretaries of State of the States of Nevada and Delaware, respectively, provided that an amendment made subsequent to the adoption and approval of this Agreement and the Reincorporation Merger by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (3) alter or change any of the terms and conditions of this Agreement, if in the case of clause (2) or (3) such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

        6.6 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, Delaware 19801, County of New Castle, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

        6.7 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 1101 North Chestnut Street, Winston-Salem, North Carolina 27101, and copies thereof will be furnished to any stockholder and to any creditor of either Constituent Corporation, upon request and without cost.

        6.8 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Nevada Private Corporation Law.

        6.9 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, this Agreement is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.



                                          PILOT THERAPEUTICS HOLDINGS, INC.,
                                          a Delaware corporation


                                          By: /s/ Dr. Floyd Chilton III, PhD
                                             -----------------------------------
                                          Name:  Dr. Floyd Chilton III, PhD
                                          Title: President


                                          ATTEST:


                                          By: /s/ Beth Fordham-Meier
                                             -----------------------------------
                                          Name:  Beth Fordham-Meier
                                          Title: Secretary


                                          INTERALLIED GROUP, INC.,
                                          a Nevada corporation

                                          By: /s/ Dr. Floyd Chilton III, PhD
                                             -----------------------------------
                                          Name:  Dr. Floyd Chilton III, PhD
                                          Title: President


                                          ATTEST:

                                          By: /s/ Beth Fordham-Meier
                                             -----------------------------------
                                          Name:  Beth Fordham-Meier
                                          Title: Secretary

                                                                      EXHIBIT B

                         CERTIFICATE OF INCORPORATION

                                      OF

                      PILOT THERAPEUTICS HOLDINGS, INC.


                                  ARTICLE I

         The name of the Corporation is Pilot Therapeutics Holdings, Inc.

                                  ARTICLE II

         The registered office of the Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at that address is The Corporation Trust Company.

                                 ARTICLE III

         The purpose of the Corporation is to engage, directly or indirectly, in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

                                  ARTICLE IV

         The aggregate number of shares of capital stock which the Corporation shall have authority to issue is fifty million (50,000,000) shares of Common Stock, par value ($.001) per share.

         A. Voting Rights. The holders of each share of Common Stock shall have the right to one vote, and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of this Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law on all matters submitted to a vote at any meeting of stockholders

         B. Dividend Rights. Subject to the rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any funds of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

                                  ARTICLE V

         The number of Directors shall be as specified in or fixed in accordance with the Bylaws of the Corporation but such number may be increased or decreased from time to time in such manner as may be prescribed in the Bylaws. In the absence of a Bylaw specifying the number of Directors, the number shall be seven (7). Commencing with the 2002 annual meeting of stockholders (or at the effective time of a written consent in lieu thereof), the Board of Directors shall be divided into three classes, Class I, Class II, and Class III, as nearly equal in number as possible. The initial terms of such classes of Directors shall expire at the annual meeting of stockholders to be held in the following years: Class I - 2003; Class II - 2004; and Class III -

2005. At each annual meeting of stockholders after the 2002 annual meeting of stockholders, the successors to the class of Directors whose term shall then expire shall be identified as being of the same class of Directors they succeed and shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders. When the number of Directors is changed, any newly-created directorships or any decrease in directorships shall be so apportioned among the classes by the Board of Directors as to make all classes as nearly equal in number as possible; provided, however, that no decrease in the number of Directors shall shorten or terminate the term of any incumbent Director.

                                  ARTICLE VI

         In addition to the powers conferred upon the stockholders by the Delaware General Corporation Law to adopt, amend or repeal the Bylaws, the Board of Directors may adopt, amend or repeal the Bylaws of the Corporation.

                                 ARTICLE VII

         A Director of the Corporation shall under no circumstances have any personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director except for those specific breaches and acts or omissions with respect to which the Delaware General Corporation Law expressly provides that this provision shall not eliminate or limit such personal liability of Directors. The modification or repeal of this Article VIII shall not affect the restriction hereunder of a Director's personal liability for any act or omission occurring prior to such modification or repeal.

                                 ARTICLE VIII

         The Corporation shall, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity while holding such office and to action while serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that the Corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the Board of Directors of the Corporation. In connection with the indemnification provided by Section 145 of the Delaware General Corporation Law and under any Bylaw, agreement, vote of stockholders or disinterested Directors or otherwise, expenses incurred by a Director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation in accordance with Section 145 of the Delaware General Corporation Law or as authorized in the Bylaws of the Corporation.

                                  ARTICLE IX

         The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. This Certificate of Incorporation may be amended by a resolution adopted by the Board of Directors and, if required by the Delaware General Corporation Law, the approval of the stockholders of the Corporation by the affirmative vote of a majority of the votes entitled to be cast by each voting group entitled to vote on the matter; provided, however, that any amendment or repeal of Article V of this Certificate of Incorporation shall be approved by the affirmative vote of at least two-thirds of the votes entitled to be cast by each voting group entitled to vote on the matter.

                                                                      EXHIBIT C


                                    BYLAWS

                                      OF

                      PILOT THERAPEUTICS HOLDINGS, INC.

1.       OFFICES.

         1.02 Offices. The Corporation shall maintain its registered office in the State of Delaware, and such other offices, either within or without the State of Delaware, at such locations as the Board of Directors may from time to time determine or the business of the Corporation may require.

2.       SEAL.

         2.01     Seal.

                  (a) The Corporation shall have a seal, which shall have inscribed thereon its name and year of incorporation and the words, "Corporate Seal Delaware."

                  (b) The seal shall be kept in safe custody by the Secretary of the Corporation. It shall be affixed by the Chairman of the Board, the President or any Vice President, the Secretary or any Assistant Secretary, or the Treasurer to any corporate instrument or document requiring it, by practice or by law, and when so affixed, it may be attested by the signature of the officer so affixing it.

3.       MEETINGS OF STOCKHOLDERS.

         3.01     Annual Meetings.

                  (a) Annual meetings of stockholders shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors shall determine by resolution and set forth in the notice of the meeting. In the event that the Board of Directors fails to so determine the time, date and place for the annual meeting, it shall be held at the principal office of the Corporation at 10:00 a.m. on the first Tuesday of May of each year. In the event such day shall fall upon a legal holiday, then the annual meeting shall be on the next succeeding business day at the aforementioned time and place.

                  (b) At each annual meeting the stockholders shall, by plurality of the votes cast, elect directors and transact such other business as may properly be brought before them.

                  (c) The Board of Directors may, in advance of any annual or special meeting of the stockholders, adopt an agenda for such meeting, adherence to which the Chairman of the Board may enforce.

         3.02 Special Meetings. Special meetings of the stockholders of the Corporation, for any purpose or purposes, unless otherwise prescribed herein or by statute, (i) may be called by the Chairman of the Board and (ii) shall be called by the Secretary at the written request, or by resolution adopted by the affirmative vote, of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. Stockholders of the Corporation shall not be entitled to request a special meeting of the stockholders.

         3.03     Notice of Meetings.

                  (a) Notice of meetings of stockholders shall be in writing and shall state the place (which may be within or without the State of Delaware), date and hour of the meeting and in the case of a special meeting, the purpose or purposes for which a meeting is called. No business other than that specified in the notice thereof shall be transacted at any special meeting.

                  (b) Such notice shall either be delivered personally or mailed, postage prepaid, to each stockholder entitled to vote at such meeting not less than 10 nor more than 60 calendar days before the date of the meeting. If mailed, the notice shall be directed to the stockholder at his or her address as it appears on the records of the Corporation. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership.

                  (c) Notice of any meeting of stockholders need not be given to any stockholder if waived by such stockholder in writing, whether before or after such meeting is held, or if such stockholder shall sign the minutes or attend the meeting.

         3.04 Stockholder Notices. At any meeting of the stockholders, only such business shall be conducted, and only such proposals shall be acted upon as shall have been brought before the meeting (i) by, or at the direction of the Board of Directors or (ii) by any stockholder who complies with the notice procedures set forth in this Section 3.04 (or for election of directors, with the notice provisions set forth in Section 4.03).

                  (a) For a proposal to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the corporation (i) in the case of the 2002 annual stockholders' meeting, not later than February 1, 2002, and (ii) in the case of all subsequent annual stockholders' meetings, not more than 150 calendar days nor less than 90 calendar days before the first anniversary of the date of the Corporation's proxy statement in connection with the previous year's annual stockholders' meeting. However, if the Corporation did not hold a meeting of stockholders the previous year, or if the date of this year's annual meeting of stockholders has been changed by more than 30 days from the date of the previous year's meeting, then a stockholder's notice must be received 45 calendar days before the Corporation begins to print and mail its proxy material.

                  (b) A stockholder's notice to the Secretary shall in addition set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the annual stockholders' meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address, as they appear on the Corporation's books, of the stockholder proposing such business,
(iii) the class, series and number of shares of the Corporation that are beneficially owned by the stockholder on the date of such stockholder notice and (iv) any material interest of the stockholder in such business.

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

                  (c) The Secretary of the Corporation shall deliver each such stockholder's notice that has been timely received to the Board of Directors or a committee designated by the Board of Directors for review. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 3.04. The Chairman of an annual meeting shall, if the facts warrant, determine that the business was not brought before the meeting in accordance with the procedures prescribed by this Section 3.04. If the Chairman should so determine, he or she shall so declare to the meeting and the business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 3.04, a stockholder seeking to have a proposal included in the Corporation's proxy statement shall comply with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, but not limited to, Rule 14a-8 or its successor provision.

         3.05 Adjourned Meetings. When a meeting is adjourned to another time or place, unless otherwise provided by these Bylaws, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders may transact any business that might have been transacted at the original meeting. If an adjournment is for more than 30 calendar days or if after an adjournment a new record date is fixed for the adjourned meeting a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

         3.06 Quorum and Adjournment. Except as otherwise provided by law, by the Certificate of Incorporation of the Corporation or by these Bylaws, the presence, in person or by proxy, of the holders of a majority of the aggregate voting power of the stock issued and outstanding, entitled to vote thereat, and the voting rights of which are not suspended, shall be requisite and shall constitute a quorum for the transaction of business at all meetings of stockholders. If, however, such majority shall not be present or represented at any meeting of stockholders, the stockholders present, although less than a quorum, shall have the power to adjourn the meeting.

         3.07 Majority Vote Required. When a quorum is present at any meeting of stockholders, the affirmative vote of the majority of the aggregate voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall constitute the act of the stockholders, unless by express provision of law, the Certificate of Incorporation or these Bylaws a different vote is required, in which case such express provision shall govern and control.

         3.08 Manner of Voting. At each meeting of stockholders, each stockholder having the right to vote, and whose voting rights have not been suspended shall be entitled to vote in person or by proxy. Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed before being voted. Each stockholder shall be entitled to vote each share of stock having voting power registered in his name on the books of the Corporation on the record date fixed, as provided in
Section 6.04 of these Bylaws, for the determination of stockholders entitled to vote at such meeting. All elections of directors shall be by written ballot.

         3.09     Proxies.

                  (a) At any meeting of stockholders, any stockholder may be represented and vote by proxy or proxies appointed by a written form of proxy. In the event that any form of proxy shall designate two or more persons to act as proxies, a majority of such persons present at the meeting or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by the form of proxy upon all of the persons so designated unless the form of proxy shall otherwise provide.

                  (b) The Board of Directors may, in advance of any annual or special meeting of the stockholders, prescribe additional regulations concerning the manner of execution and filing of proxies and the validation of the same, which are intended to be voted at any such meeting.

         3.10 Written Authorization. A stockholder or a stockholder's duly authorized attorney-in-fact may execute a writing authorizing another person or persons to act for him or her as proxy. Execution may be accomplished by the stockholder or such stockholder's duly authorized attorney-in-fact or authorized officer, director, employee or agent signing such writing or causing such stockholder's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

         3.11 Electronic Authorization. The Secretary or any Vice President may approve procedures to enable a stockholder or a stockholder's duly authorized attorney-in-fact to authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such transmission must either set forth or be submitted with information from which the inspectors of election can determine that the transmission was authorized by the stockholder or the stockholder's duly authorized attorney-in-fact. If it is determined that such transmissions are valid, the inspectors shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section 3.11 may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         3.12 Presiding Officer and Secretary. At all meetings of the stockholders, the Chairman of the Board of Directors shall act as Chairman. In the absence of the Chairman of the Board of Directors, or, if present, with their consent, a majority of the shares entitled to vote at such meeting, may appoint any person to act as Chairman. The Secretary of the Corporation shall act as Secretary at all meetings of the stockholders. In the absence of the Secretary, the Chairman may appoint any person to act as Secretary of the meeting.

The Chairman shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the dismissal of business not properly presented, the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

         3.13 Disregard of Nomination or Proposal. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the person presiding over any meeting of the

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

stockholders shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Article 3 or Section 4.03 and, if any proposed nomination or business is not in compliance with such provisions, to declare that such defective proposal or nomination shall be disregarded.

         3.14 Inspections of Elections. The Board of Directors by resolution shall appoint one or more inspectors of election (which may include individuals who serve the Corporation in other capacities including, without limitation, as officers, employees, agents or representatives of the Corporation) to act at any meeting of the stockholders and make a written report thereof. Such appointments shall be made in accordance with, and each inspector shall have the duties prescribed by, Section 231 of the Delaware General Corporation Law (the "DGCL").

4.       DIRECTORS.

         4.01 Powers. The Board of Directors shall exercise all of the powers of the Corporation except such as are by law, or by the Certificate of Incorporation of this Corporation or by these Bylaws conferred upon or reserved to the stockholders of any class or classes.

         4.02     Number and Classification.

                  (a) The Board of Directors of the Corporation shall consist of one member.

                  (b) Subject to and as provided in the Certificate of Incorporation, commencing with the 2002 annual meeting of stockholders (or by written consent in lieu thereof), the number of directors shall be divided into three classes, as nearly equal in number as may be, to serve staggered three-year terms on the Board of Directors. When the number of directors is changed, any newly-created directorships or any decrease in directorships shall be so apportioned among the classes by the Board of Directors as to make all classes as nearly equal in number as possible; provided, however, that no decrease in the number of directors shall shorten or terminate the term of any incumbent directors. Election of directors shall be conducted as provided in the Certificate of Incorporation, in these Bylaws, or by applicable law.

         4.03 Nominations. No person shall be elected to the Board of Directors of this Corporation at an annual meeting of the stockholders, or at a special meeting called for that purpose, unless a written nomination of such person to the Board of Directors: (i) if made by a stockholder of the Corporation who is entitled to vote at such meetings shall be received by the Secretary of the Corporation (A) not more than 150 calendar days nor less than 90 calendar days before the first anniversary of the date of the Corporation's proxy statement in connection with the previous year's annual stockholders' meeting, or (B) if the Corporation did not hold a meeting of stockholders the previous year, or if the date of this year's annual meeting of stockholders has been changed by more than 30 days from the date of the previous year's meeting, then no less than 45 calendar days before the Corporation begins to print and mail its proxy material; or (ii) is made by or at the direction of the Board of Directors.

         4.04 Resignations. Any director may resign at any time by giving written notice to the Board of Directors or the Secretary. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein. Acceptance of such resignation shall not be necessary to make it effective.

         4.05 Removal. At any special meeting of the stockholders duly called as provided herein, any director may be removed from office in accordance with the DGCL and the Certificate of Incorporation and the successor of the director so removed may be elected at such meeting. Any vacancy may be filled as provided in Section 4.06.

         4.06     Vacancies.

                  (a) In case any vacancy shall occur on the Board of Directors because of death, resignation, retirement, disqualification, removal, an increase in the authorized number of directors or any other cause, the Board of Directors may, at any meeting, by resolution adopted by the affirmative vote of a majority of the directors then in office, though less than a quorum, elect a director to fill such vacancy.

                  (b) If, as a result of a disaster or emergency (as determined in good faith by the then remaining directors), it becomes impossible to ascertain whether or not vacancies exist on the Board of Directors, and a person is or persons are elected by directors, who in good faith believe themselves to be a majority of the remaining directors, to fill a vacancy or vacancies that said remaining directors in good faith believe exists, then the acts of such person or persons who are so elected as directors shall be valid and binding upon the Corporation even though (i) there was in fact no vacancy or vacancies existing on the Board of Directors, or (ii) the directors who so elected such person or persons did not in fact constitute a majority of the remaining directors.

         4.07 Presiding Officer and Secretary. At each meeting of the Board of Directors, the Chairman of the Board shall preside, and the Secretary shall act as secretary of the meeting.

         4.08 Annual Meetings. The Board of Directors shall meet each year immediately following the annual meeting of stockholders, at the place where such meeting of stockholders has been held, or at such other place as shall be fixed by the person presiding over the meeting of the stockholders at which such directors are elected, for the purpose of organization, election of officers, and consideration of such other business as the Board considers relevant to the management of the Corporation.

         4.09 Regular Meetings. Regular meetings of the Board of Directors shall be held on such dates and at such times and places, within or without the state of Delaware, as shall from time to time be determined by the Board of Directors. In the absence of any such determination, such meetings shall be held at such times and places, within or without the State of Delaware, as shall be designated by the Chairman of the Board on not less than two calendar days' notice (specifying the time and place of the meeting and the agenda therefor) to each director, given verbally or in writing either personally, by telephone, by facsimile transmission, by mail, by courier service, by telegram or by telex.

         4.10 Special Meetings. Special meetings of the Board of Directors shall be held at the call of the Chairman of the Board at such times and places, within or without the State of Delaware, as he or she shall designate, on not less than one calendar day's notice (specifying the time and place of the meeting and the agenda therefor) to each director, given verbally or in writing either personally, by telephone, by facsimile transmission, by mail, by courier service, by telegram or by telex. Special meetings also shall be called by the Secretary on like notice at the written request of a majority of the directors.

         4.11 Quorum and Powers of a Majority. At all meetings of the Board of Directors and of each committee thereof, a majority of the total number of members shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of the Board of Directors or such committee, unless by express provision of law, of the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control. In the absence of a quorum, a majority of the members present at any meeting may, without notice other than announcement at the meeting, adjourn such meeting from time to time until a quorum is present.

         4.12 Waiver of Notice. Notice of any meeting of the Board of Directors, or any committee thereof, need not be given to any member if waived by him or her in writing, whether before or after such meeting is held, or if he or she shall sign the minutes or attend the meeting.

         4.13     Manner of Acting.

                  (a) Members of the Board of Directors, or any committee thereof, may participate in any meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating therein can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

                  (b) Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee.

         4.14     Compensation.

                  (a) The Board of Directors, by a resolution or resolutions, may fix, and from time to time, change the compensation of directors.

                  (b) Each director who is not also an employee of the Corporation shall be entitled to reimbursement from the Corporation for his or her reasonable expenses incurred in attending meetings of the Board of Directors or any committee thereof.

                  (c) Nothing contained in these Bylaws shall be construed to preclude any director from serving the Corporation in any other capacity and from receiving compensation from the Corporation for services rendered to it in such other capacity.

         4.15 Committees. The Board of Directors may, by resolution or resolutions adopted by the affirmative vote of a majority of the Board of Directors, designate one or more committees, each committee to consist of two or more directors, which to the extent provided in said resolution or resolutions shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation; provided that no such committee shall have the power to (i) elect directors,
(ii) alter, amend, or repeal these Bylaws or any resolution of the Board relating to such committee, (iii) appoint any member of such committee, (iv) declare any dividend or make any other distribution to the stockholders of the Corporation or (v) take any other actions which may lawfully be taken only by the full Board of

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

Directors. Such committee or committees shall have such name or names as may be determined from time to time by resolutions adopted by the Board of Directors.

         4.16     Committee Procedure.

                  (a) Except as otherwise provided by these Bylaws, each committee shall adopt its own rules governing the time, place and method of holding its meetings and the conduct of its proceedings and shall meet as provided by such rules or by resolution of the Board of Directors. Unless otherwise provided by these Bylaws or any such rules or resolutions, notice of the time and place of each meeting of a committee shall be given to each member of such committee as provided in Section 4.10 of these Bylaws with respect to notices of special meetings of the Board of Directors.

                  (b) Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

                  (c) Any member of any committee may be removed from such committee either with or without cause, at any time, by resolution adopted by the affirmative vote of a majority of the Board of Directors at any meeting thereof. Any vacancy in any committee shall be filled by the Board of Directors in the manner prescribed by these Bylaws for the original appointment of the members of such committee.

         4.17 Executive Committee. There may be established an Executive Committee. The Chairman of the Board shall be a member and shall act as Chairman of the Executive Committee. In addition, the Board of Directors shall elect from its members the remaining members of the Executive Committee.

         The Executive Committee shall, to the full extent of the DGCL, have and may exercise in the intervals between meetings of the Board of Directors, all the powers of the whole Board of Directors in its management of the affairs and business of the Corporation, except those powers expressly denied in Section 4.15 of these Bylaws.

         Meetings of the Executive Committee may be called at any time by the Chairman of the Board and shall be held at the general office of the Corporation or at such other place, within or without the State of Delaware, as the Chairman of the Board may designate, on not less than one day's notice to each member of the Executive Committee, given verbally or in writing either personally, by telephone, by facsimile transmission, by mail, by telegram or telex.

5.       OFFICERS.

         5.01     Number.

                  (a) The officers of the Corporation shall include a Chief Executive Officer, a President, one or more Vice Presidents (including one or more Executive Vice Presidents and one or more Senior Vice Presidents if deemed appropriate by the Board of Directors), a Secretary and a Treasurer. The Board of Directors shall also elect a Chairman of the Board pursuant to
Section 5.02. The Board of Directors may also elect such other officers as the Board of Directors may from time to time deem appropriate or necessary. Except for the Chairman of the Board, none of the officers of the Corporation need be a director of the Corporation. Any two or

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

more offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity.

                  (b) The Chairman of the Board shall be the Chief Executive Officer unless the Board of Directors, by resolution adopted by the affirmative vote of not less than a majority of the directors then in office, designates the President or some other person as Chief Executive Officer. If at any time the offices of the Chairman of the Board and Chief Executive Officer shall not be filled, the President shall also be the Chief Executive Officer.

                  (c) The Board of Directors may delegate to the Chief Executive Officer the power to appoint one or more employees of the Corporation as divisional or departmental Vice Presidents and fix the duties of such appointees. However, no such divisional or departmental Vice President shall be considered as an officer of the Corporation, the officers of the Corporation being limited to those officers elected by the Board of Directors.

         5.02 Election of Officers. The officers of the corporation to be elected by the Board of Directors shall be elected annually at the first meeting of the Board of Directors held after each annual meeting of the stockholders. Each such officer shall hold office for one year and until a successor shall have been duly elected and shall qualify in his or her stead unless the Board of Directors shall have provided by contract or otherwise in any particular case, or until such officer shall have resigned and his or her resignation shall have become effective, or until such officer shall have been removed in the manner hereinafter provided. Notwithstanding anything in this
Section 5.02 to the contrary, the Chairman of the Board may be elected only by the vote of a majority of the directors then in office (who may include the director who is or is to be the Chairman of the Board).

         5.03 Removal. Except as otherwise expressly provided in a contract duly authorized by the Board of Directors, any officer elected by the Board of Directors may be removed, either with or without cause, at any time by resolution adopted by the affirmative vote of a majority of the Board of Directors at any meeting thereof; provided that the Chairman of the Board may be removed by the vote of a majority of the directors then in office (excluding the director who is the Chairman of the Board).

         5.04 Resignations. Any officer of the Corporation may resign at any time by giving written notice to the Board of Directors or the Chairman of the Board. Such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified herein, the acceptance of such resignation shall not be necessary to make it effective.

         5.05 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause may be filled for the unexpired portion of the term by election by the Board of Directors at any meeting thereof.

         5.06     The Chairman of the Board.

                  (a) The Chairman of the Board shall have the powers and duties customarily and usually associated with the office of the Chairman of the Board. The Chairman of the Board shall preside at meetings of the stockholders and of the Board of Directors. In the event of the Chairman of the Board's temporary absence or disability and the absence or disability of the Chief Executive Officer and the President, the Chairman of the Board shall have the power to

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

designate any director to preside at any or all meetings of the stockholders and of the Board of Directors.

                  (b) If at any time the office of President or Chief Executive Officer shall not be filled, or in the event of the disability of the President or the Chief Executive Officer, the Chairman of the Board (if one shall be elected) shall have the duties and powers of the President or the Chief Executive Officer, as the case may be. The Chairman of the Board shall have such other powers and perform such greater or lesser duties as may be delegated to him or her from time to time by the Board of Directors.

         5.07 The President. Unless the Board of Directors, by resolution adopted by the affirmative vote of not less than a majority of the directors then in office, designates some other person to serve as the Chief Operating Officer, the President shall serve as Chief Operating Officer and shall have such other powers and perform such other duties as may be delegated to him or her from time to time by the Board of Directors or the Chairman of the Board.

         5.08 The Vice Presidents. Each Vice President shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairman of the Board or the President.

         5.09     The Secretary and the Assistant Secretary.

                  (a) The Secretary shall attend meetings of the Board of Directors and meetings of the stockholders and record all votes and minutes of all such proceedings in a book or equivalent electronic database kept for such purpose and shall perform like duties for the committees of directors as provided for in these Bylaws when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and of the Board of Directors (except in case of meetings called by the Chairman of the Board in accordance with Sections 4.09 or 4.10). He or she shall have charge of the stock ledger (unless responsibility for maintaining the stock ledger is delegated to a transfer agent by the Board of Directors pursuant to Section 6.06) and such other books and papers as the Board of Directors may direct. He or she shall have all such further powers and duties as generally are incident to the position of Secretary or as may from time to time be assigned to him or her by the Board of Directors or the Chairman of the Board.

                  (b) Each Assistant Secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairman of the Board or the Secretary. In case of the absence or disability of the Secretary, the Assistant Secretary designated by the Secretary (or, in the absence of such designation, the senior Assistant Secretary) shall perform the duties and exercise the powers of the Secretary.

         5.10     The Treasurer and the Assistant Treasurer.

                  (a) The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He or she may endorse all commercial documents requiring endorsements for or on behalf of the Corporation and may sign all receipts and vouchers for payments made to the Corporation.

                  (b) The Treasurer shall disburse funds of the Corporation as may from time to time be ordered by the Board of Directors, taking proper vouchers for such disbursements, and render to the Board of Directors, the Chairman of the Board and President, whenever they may require it, an account of all transactions undertaken by him or her as Treasurer and of the financial condition of the Corporation.

                  (c) Each Assistant Treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairman of the Board, the President or the Treasurer. In case of the absence or disability of the Treasurer, the Assistant Treasurer designated by the Treasurer (or, in the absence of such designation, the senior Assistant Treasurer) shall perform the duties and exercise the powers of the Treasurer.

         5.11 Treasurer's Bond. If required by the Board of Directors, the Treasurer or any Assistant Treasurer shall give the Corporation a bond in such form and with such surety or sureties as are satisfactory to the Board of Directors for the faithful performance of the duties of office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

         5.12 Chief Executive Officer. The Chief Executive Officer shall have, subject to the supervision, direction and control of the Board of Directors, the general powers and duties of supervision, direction and management of the affairs and business of the Corporation usually vested in the chief executive officer of a Corporation, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the Corporation.

         5.13 Chief Operating Officer. The Chief Operating Officer shall, subject to the supervision, direction and control of the Chief Executive Officer and the Board of Directors, manage the day-to-day operations of the Corporation and, in general, shall assist the Chief Executive Officer.

6.       STOCK.

         6.01 Certificates. Certificates or shares of the stock of the Corporation shall be issued under the seal of the Corporation, or facsimile thereof, and shall be numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall bear a serial number, shall exhibit the holder's name and the number of shares evidenced thereby and shall be signed by the Chairman of the Board or a Vice Chairman, if any, or the Chief Executive Officer or the President or any Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person or entity were such officer, transfer agent or registrar at the date of issue.

         6.02 Transfers. Transfers of stock of the Corporation shall be made on the books of the Corporation only upon surrender to the Corporation of a certificate for the shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, provided such succession, assignment, or transfer is not prohibited by the Certificate of Incorporation, the Bylaws, applicable law or contract. Thereupon, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         6.03 Lost, Stolen or Destroyed Certificates. Any person claiming a certificate of stock to be lost, stolen or destroyed shall make an affidavit or an affirmation of that fact, and may be required to give the Corporation a bond of indemnity in satisfactory form and with one or more satisfactory sureties, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed.

         6.04     Record Date.

                  (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at a meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors shall fix, in advance, a record date, which shall not be more than 60 nor less than 10 calendar days before the date of such meeting, nor more than 60 calendar days prior to any other action.

                  (b) If no record date is fixed by the Board of Directors, (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the date on which notice is given, or, if the notice is waived by all stockholders entitled to vote at the meeting, at the close of business on the day next preceding the day on which the meeting was held and
(ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                  (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided that the Board of Directors may fix a new record date for the adjourned meeting.

         6.05 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares as the person entitled to exercise the rights referred to in
Section 6.04 and shall not be bound to recognize any equitable or other claim to or interest in any such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Delaware.

         6.06     Additional Powers of the Board.

                  (a) In addition to those powers set forth in Section 4.01, the Board of Directors shall have power and authority to make all such rules and regulations as it shall deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

                  (b) The Board of Directors may appoint and remove transfer agents and registrars of transfers, and may require all stock certificates to bear the signature of any such transfer agent and/or any such registrar of transfers.

                  (c) The Board of Directors shall have power and authority to create and issue (whether or not in connection with the issue and sale of any stock or other securities of the Corporation) warrants, rights or options entitling the holders thereof to purchase from the Corporation any shares of any class or classes or any other securities of the Corporation for such consideration and to such persons, firms or corporations as the Board of Directors, in its sole discretion, may determine, setting aside from the authorized but unissued stock of the Corporation the requisite number of shares for issuance upon the exercise of such warrants, rights or options. Such warrants, rights or options shall be evidenced by such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times (which may be limited or unlimited in duration) at or within which, and the price or prices at which any such shares or other securities may be purchased from the Corporation upon the exercise of any such warrant, right or option shall be such as shall be fixed and stated in a resolution or resolutions of the Board of Directors providing for the creation and issue of such warrants, rights or options.

7.       MISCELLANEOUS.

         7.01     Place and Inspection of Books.

                  (a) The books of the Corporation other than such books as are required by law to be kept within the State of Delaware shall be kept in the State of North Carolina or at such other place or places within or without the State of Delaware as the Board of Directors may from time to time determine.

                  (b) At least 10 calendar days before each meeting of stockholders, the officer in charge of the stock ledger of the Corporation shall prepare a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                  (c) The Board of Directors shall determine from time to time whether, when and under what conditions and regulations the accounts and books of the Corporation (except such as may be by law specifically open to inspection or as otherwise provided by these Bylaws) or any of them shall be open to the inspection of the stockholders and the stockholders' rights in respect thereof.

         7.02     Indemnification of Directors, Officers, Employees and
                  Agents.

                  (a) The Corporation shall indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, in itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                  (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation; provided however, that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

                  (c) The Corporation may, at the discretion of the Board of Directors, indemnify all employees and agents of the Corporation (other than directors and officers) to the extent that directors and officers shall be indemnified pursuant to subsections (a) and (b).

                  (d) To the extent that a person who may be entitled to indemnification by the Corporation under this section is or has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him or her in connection therewith.

                  (e)      Any indemnification under subsections (a), (b) or
(c) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in subsection (a) or (b). Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who were not parties to such action, suit or proceeding even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

                  (f) Expenses, including attorneys' fees, incurred by an officer or director in defending a civil, criminal, administrative, or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the

Corporation as authorized in this section. Such expenses, including attorneys' fees, incurred by other employees and agents shall be so paid upon terms and conditions, if and as the Board of Directors deems appropriate.

                  (g) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of the stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

                  (h) The provisions of this section shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the estate, executors, administrators, spouse, heirs, legatees or devisees of a person entitled to indemnification hereunder and the term "person," as used in this section, shall include the estate, executors, administrators, spouse, heirs, legatees or devisees of such person.

                  (i) For the purposes of this section 7.02, (i) references to the Corporation shall be deemed to include any predecessor corporation and any constituent corporation absorbed in a merger, consolidation or other reorganization of or by the Corporation which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who was a director, officer, employee or agent of such predecessor or constituent corporation, or served at the request of such predecessor or constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 7.02 with respect to the Corporation as such person would have with respect to such predecessor or constituent corporation if its separate existence had continued, and (ii) all other terms shall be deemed to have the meanings for such terms as set forth in Section 145 of the DGCL.

         7.03     Dividends.

                  (a) Dividends may be declared at the discretion of the Board of Directors at any meeting thereof.

                  (b) Dividends may be paid to stockholders in cash or, when the directors shall so determine, in stock. A director shall be fully protected in relying in good faith upon the books of account of the Corporation or statements prepared by any of its officers as to the value and amount of the assets, liabilities or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared.

                  (c) Before payment of any dividend or any distribution of profits, there may be set aside out of the said surplus of the Corporation such sum or sums as the Board of Directors from time to time, in its discretion thinks proper as a reserve fund to meet contingencies, or for equalizing dividends, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation and the Board of Directors may abolish any such reserve in the manner in which it was created.

         7.04 Execution of Deeds, Contracts and Other Agreements and Instruments. Subject to the specific directions of the Board of Directors, all deeds, mortgages and bonds entered into by the Corporation and all other written contracts and agreements to which the Corporation shall be a party shall be executed in its name by the Chairman of the Board, the President or a Vice President, or such other person or persons as may be authorized by any such officer.

         7.05 Checks. All checks, drafts, acceptances, notes and other orders, demands or instruments with respect to the payment of money may be signed or endorsed on behalf of the Corporation by such officer or officers or by such agent or agents as the Board of Directors may from time to time designate.

         7.06 Voting of Shares Held. Unless otherwise provided by resolution of the Board of Directors or of the Executive Committee, if any, each of the Chief Executive Officer and President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the vote which the Corporation may be entitled to cast as a stockholder or otherwise in any other corporation, partnership, limited liability company or joint venture, any of whose securities may be held by the Corporation, at meetings of the holders of the shares or other securities of such other corporation, partnership, limited liability company or joint venture or to consent in writing to any action by any such other corporation, partnership, limited liability company or joint venture; and the Chief Executive Officer or President shall instruct the person or persons so appointed as to the manner of casting such votes or giving such consent and may execute or cause to be executed on behalf of the Corporation, and under its corporate seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the premises. In lieu of such appointment the Chief Executive Officer or President may themselves attend any meetings of the holders of shares or other securities of any such other corporation, partnership, limited liability company or joint venture and there vote or exercise any or all power of the Corporation as the holder of such shares or other securities of such other corporation, partnership, limited liability company or joint venture.

         7.07 Fiscal Year. The fiscal year of the Corporation shall correspond with the calendar year.

         7.08 Gender/Number. As used in these Bylaws, the masculine, feminine or neuter gender, and the singular or plural number, shall each include the others whenever the context so indicates.

         7.09 Paragraph Titles. The titles of the paragraphs have been inserted as a matter of reference only and shall not control or affect the meaning or construction of any of the terms and provisions hereof.

         7.10 Amendment. These Bylaws may be altered, amended or repealed by the affirmative vote of the holders of a majority of the voting power of the stock issued and outstanding and entitled to vote at any meeting of stockholders or by resolution adopted by the affirmative vote of not less than a majority of the directors in office at any annual or regular meeting of the Board of Directors or at any special meeting of the Board of Directors if notice of the proposed alteration, amendment or repeal be contained in the notice of such special meeting; provided, however, that any provision of these Bylaws adopted or required to be adopted pursuant to the DGCL by the stockholders of the Corporation shall only be amended by the affirmative vote of a majority of the votes entitled to be cast on such matter.

         7.11 Certificate of Incorporation. Notwithstanding anything to the contrary contained herein, if any provision contained in these Bylaws is inconsistent with or conflicts with a provision of the Certificate of Incorporation of the Corporation, such provision of these Bylaws shall be superseded by the inconsistent provision in the Certificate of Incorporation to the extent necessary to give effect to such provision in the Certificate of Incorporation.

                                                                      EXHIBIT D

                                 CHAPTER 92A
                      MERGERS AND EXCHANGES OF INTEREST

                         RIGHTS OF DISSENTING OWNERS

NRS      92A.300  Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS      92A.305  "Beneficial stockholder" defined. "Beneficial stockholder"
                  means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS      92A.310  "Corporate action" defined.  "Corporate action" means the action of a domestic corporation.

NRS      92A.315  "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

NRS      92A.320  "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS      92A.325  "Stockholder" defined.  "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS      92A.330  "Stockholder of record" defined. "Stockholder of record"
                  means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS      92A.335  "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS      92A.340  Computation of interest. Interest payable pursuant to NRS
                  92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS      92A.350  Rights of dissenting partner of domestic limited
                  partnership. A partnership
                  agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS      92A.360  Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS      92A.370  Rights of dissenting member of domestic nonprofit corporation.

                           1. Except as otherwise provided in subsection 2 and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

                           2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS      92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

                           1.       Except as otherwise provided in NRS
                  92A.370 to 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

                                    (a)      Consummation of a plan of merger
                           to which the domestic corporation is a party:

                                             (1)      If approval by the
                           stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

                                             (2)      If the domestic
                           corporation is a subsidiary and is merged with its parent under NRS 92A.180.

                                    (b)      Consummation of a plan of
                           exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

                                    (c)      Any corporate action taken
                           pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

                           2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS      92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

                           1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

                                    (a)      The articles of incorporation of
                           the corporation issuing the shares provide otherwise; or

                                    (b)      The holders of the class or
                           series are required under the plan of merger or exchange to accept for the shares anything except:

                                             (1)      Cash,  owner's interests
                                    and cash in lieu of fractional owner's
                                    interests of:

                                                      (I)      The surviving
                                             or acquiring entity; or

                                                      (II)     Any other
                                             entity which, at the effective
                                             date of the plan of merger or
                                             exchange, were either listed on a
                                             national securities exchange,
                                             included in the national market
                                             system by the National
                                             Association of Securities
                                             Dealers, Inc., or held of record
                                             by at least 2,000 holders of
                                             owner's interests of record; or

                                             (2)      A combination of cash
                                    and owner's interests of the kind
                                    described in sub-subparagraphs (I) and
                                    (II) of subparagraph (1) of paragraph (b).

                           2. There is no right of dissent for any holders of
                  stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS      92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

                           1.       stockholder of record may assert
                  dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

                           2.       A beneficial stockholder may assert
                  dissenter's rights as to shares held on his behalf only if:

                                    (a)      He submits to the subject
                           corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

                                    (b)      He does so with respect to all
                           shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS      92A.410  Notification of stockholders regarding right of dissent.

                           1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

                           2.       If the corporate action creating
                  dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS      92A.420  Prerequisites to demand for payment for shares.

                           1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

                                    (a)      Must deliver to the subject
                           corporation, before the
                           vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                                    (b)      Must not vote his shares in favor
                           of the proposed action.

                           2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS      92A.430  Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

                           1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

                           2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

                                    (a)      State where the demand for
                           payment must be sent and where and when
                           certificates, if any, for shares must be deposited;

                                    (b)      Inform the holders of shares not
                           represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

                                    (c)      Supply a form for demanding
                           payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

                                    (d)      Set a date by which the subject
                           corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

                                    (e)      Be accompanied by a copy of NRS
                           92A.300 to 92A.500, inclusive.

NRS      92A.440  Demand for payment and deposit of certificates; retention of rights of stockholder.

                           1. A stockholder to whom a dissenter's notice is sent must:

                                    (a)      Demand payment;

                                    (b)      Certify whether he acquired
                           beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

                                    (c)      Deposit his certificates, if any,
                           in accordance with the terms of the notice.

                           2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

                           3.       The stockholder who does not demand
                  payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS      92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

                           1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

                           2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS      92A.460  Payment for shares: General requirements.

                           1.       Except as otherwise provided in NRS
                  92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

                                    (a)      Of the county where the
                           corporation's registered office is located; or

                                    (b)      At the election of any dissenter
                           residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

                           2.       The payment must be accompanied by:

                                    (a)      The subject corporation's balance
                           sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

                                    (b)      A statement of the subject
                           corporation's estimate of the fair value of the shares;

                                    (c)      An explanation of how the
                           interest was calculated;

                                    (d)      A statement of the dissenter's
                           rights to demand payment under NRS 92A.480; and

                                    (e)      A copy of NRS 92A.300 to 92A.500,
                           inclusive.

NRS      92A.470  Payment for shares:  Shares acquired on or after date of dissenter's notice.

                           1.       A subject corporation may elect to
                  withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

                           2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS      92A.480  Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

                           1.       A dissenter may notify the subject
                  corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

                           2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS      92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

                           1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

                           2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

                           3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

                           4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

                           5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

                                    (a)      For the amount, if any, by which
                           the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

                                    (b)      For the fair value, plus accrued
                           interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS      92A.500  Legal proceeding to determine fair value: Assessment of costs and fees.

                           1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

                           2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

                                    (a)      Against the subject corporation
                           and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

                                    (b)      Against either the subject
                           corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

                           3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                           4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

                           5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                                                      EXHIBIT E

                        DISSENTER'S DEMAND FOR PAYMENT

TO:      Interallied Group, Inc.
         1101 N. Chestnut Street
         Winston-Salem, North Carolina 27101
                  Attn:  Corporate Secretary


         THE UNDERSIGNED, being the beneficial owner of _______ shares of common stock of Interallied Group, Inc. ("ILRG"), hereby dissents to the merger of ILRG into its newly formed Delaware subsidiary--Pilot Therapeutics Holdings, Inc. and hereby exercises dissenter's rights pursuant to Section 92A.300 to 92A.500 of the Nevada General Corporation Law. Demand is hereby made for fair market value of the shares described above. Enclosed herewith is Stock Certificate No. ____ representing beneficial ownership of ___________ shares of common stock of ILRG, to be deposited with ILRG pursuant to the requirements of Nevada law.

         The undersigned hereby certifies that he or she acquired beneficial ownership of these shares before October 12, 2001.


Dated:
      ------------------------------        -----------------------------------

                                            Print Name:
                                                       ------------------------


cc:      Edmond P. Murphy, Esq.
         Hunton & Williams
         200 Park Avenue
         43rd floor
         New York, New York 10166.

                                                                      EXHIBIT F

                             INTERALLIED GROUP, INC.
                            2001 STOCK INCENTIVE PLAN

        Section 1. Purpose.

        The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

        Section 2. Definitions.

        As used in the Plan, the following terms shall have the meanings set forth below:

  (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

  (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Other Stock Grant or Other Stock-Based Award granted under the Plan.

  (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

  (d)   "Board" shall mean the Board of Directors of the Company.

  (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

  (f) "Committee" shall mean a committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

  (g) "Company" shall mean Interallied Group Inc., a North Carolina corporation, and any successor corporation.

  (h)   "Director" shall mean a member of the Board.

  (i) "Eligible Person" shall mean any employee, officer, consultant, independent contractor or Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

  (j) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares as of a given date shall be, if the Shares are then quoted on The Nasdaq Stock Market, Inc., the average of the high and low sales price as reported on The Nasdaq Stock Market, Inc. on such date or, if The Nasdaq Stock Market, Inc. is not open for trading on such date, on the most recent preceding date when it is open for trading.

  (k) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

  (l) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

  (m) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Reload Options.

  (n) "Other Stock Grant" shall mean any right granted under Section 6(e) of the Plan.

  (o) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

  (p) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

  (q) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

  (r) "Person" shall mean any individual, corporation, partnership, association or trust.

  (s) "Plan" shall mean the Interallied Group, Inc. 2001 Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

  (t) "Reload Option" shall mean any Option granted under Section 6(a)(iv) of the Plan.

  (u) "Restricted Stock" shall mean any Shares granted under Section 6(c) of the Plan.

  (v) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

  (w) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

  (x) "Shares" shall mean shares of Common Stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

  (y) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

        Section 3. Administration.

  (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

  (b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

  (c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

        Section 4. Shares Available for Awards.

  (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 1,200,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 1,200,000, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

  (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

  (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

  (d) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 100,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

        Section 5. Eligibility.

        Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

        Section 6. Awards.

  (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

        (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

        (ii) Option Term. The term of each Option shall be fixed by the Committee.

        (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

        (iv) Reload Options. The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) of the Plan or the relevant provisions of another plan of the Company, and/or when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload

Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company or may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value of one Share as of the date of grant of the new Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan.

  (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

  (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

        (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

        (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

        (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

  (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

  (e) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

  (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants subject to the terms of the Plan and any applicable Award Agreement, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this
Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

  (g)   General.

        (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

        (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

        (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

        (iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, transfer Options (other than Incentive Stock Options) or designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

        (v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

        (vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions. If any securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

        Section 7. Amendment and Termination; Adjustments.

  (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

        (i) would violate the rules or regulations of The Nasdaq Stock Market, Inc. or any securities exchange upon which the Shares are listed; or

        (ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

  (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in the Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

  (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

        Section 8. Income Tax Withholding; Tax Bonuses.

  (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

  (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

        Section 9. General Provisions.

  (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

  (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

  (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

  (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

  (e) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Vermont.

  (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

  (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

  (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

  (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        Section 10. Effective Date of the Plan.

        The Plan was approved by the Board on August 24, 2001, subject to approval by the shareholders of the Company within twelve (12) months thereafter. Any Award granted under the Plan prior to shareholder approval of the Plan shall be subject to shareholder approval of the Plan.

        Section 11. Term of the Plan.

        No Award shall be granted under the Plan after August 23, 2011 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date.